UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the
☐ Definitive Proxy Statement	Commission Only (as permitted by
☒ Definitive Additional Materials	Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to §240.14a-12

Merit Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)
___________________________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
________________________________________________________________________

(5)	Title fee paid:
________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
________________________________________________________________________

(3)	Filing Party:
________________________________________________________________________

(4)	Date Filed:
________________________________________________________________________

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 21, 2015.
MERIT MEDICAL SYSTEMS, INC.
Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 23, 2015
Date:	May 21, 2015	Time: 3:00 PM MDT
Location:	1600 West Merit Parkway
South Jordan, UT 84095

Merit Medical Systems, Inc.
1600 West Merit Parkway
South Jordan, UT 84095
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
0000234477_1 R1.0.0.51160

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report	2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2015 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
0000234477_2 R1.0.0.51160

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
01 Fred P. Lampropoulos		02 Franklin J. Miller, MD	03 A. Scott Anderson
The Board of Directors recommends you vote FOR proposals 2 through 6:
2.	Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers.
3.
Proposal to approve an amendment to the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan for the purposes of increasing the number of shares of common stock of the Company authorized for the grant of awards and extending the term of that plan.

4.	Proposal to approve an amendment to the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan for the purpose of extending the term of that plan.
5.	Ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2015.
6.	Shareholder proposal to request that the Board amend the Company's charter documents to require a majority vote in uncontested elections of directors of the Company.
NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

0000234477_3 R1.0.0.51160